UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2012

Brainstorm Cell Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54365	20-8133057
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

605 Third Avenue, 34th Floor
New York, NY	10158
(Address of principal executive offices)	(Zip Code)

(646) 666-3188

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to Current Report on Form 8-K/A hereby amends and supplements the Current Report on Form 8-K of BrainStorm Cell Therapeutics Inc. (the “Company”) originally filed with the Securities and Exchange Commission on June 14, 2012 to disclose the Company’s decision as to how frequently the Company will include a stockholder vote on the compensation of executives in its proxy materials pursuant to the requirements of Item 5.07(d) of Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(d)

Frequency of Future Stockholder Votes on Executive Compensation

Consistent with the recommendation of the Company’s board of directors to stockholders that future stockholder votes on executive compensation occur every three years, and in light of the voting results described in the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 14, 2012 with respect to Proposal 3, the Company has determined that it will hold an advisory vote on the compensation of named executive officers every three years.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 6, 2012	Brainstorm Cell Therapeutics Inc.

	By:	/s/ Liat Sossover
Liat Sossover
Chief Financial Officer